MID-YEAR REPORT 1999





                                   TY [LOGO]




                                 TRI-CONTINENTAL
                                   CORPORATION





                         AN INVESTMENT YOU CAN LIVE WITH

TRI-CONTINENTAL CORPORATION INVESTS TO
PRODUCE FUTURE GROWTH OF BOTH CAPITAL
AND INCOME, WHILE PROVIDING REASONABLE
CURRENT INCOME.






TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION


To the Stockholders:                                              August 6, 1999

   During the first six months of 1999, Tri-Continental Corporation posted a total return of 9.95% based on net asset value and 9.20% based on market value. During the same period, the Lipper Closed-End Growth & Income Funds Average returned 11.33% and the Standard & Poor's 500 Composite Stock Price Index (S&P
500) returned 12.38%. A discussion with your Portfolio Managers regarding the Corporation's results begins on page 3.

   The economic environment of the past six months was supportive for common stocks. Inflation remained benign, corporate profits were strong, and the global economy continued to recover, which should begin to lift some of the pressure for world growth off the US. During this time, the US economy entered its ninth year of expansion, with the pace of growth remarkably strong.

   The strong US economy, coupled with improved business prospects in most of the rest of the world, caused the Federal Reserve Board to announce in May that it was leaning toward a tighter monetary policy. Thus, market participants were not surprised when the Fed increased the federal funds rate by 25 basis points on June 30. However, markets did not expect the Fed to also announce that it was changing its bias from tightening to neutral. This news immediately pushed the Dow Jones Industrial Average 155 points higher and pushed the 30-year Treasury bond yield back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, sending the market averages lower and the 30-year Treasury bond above 6%.

   As we move into the second half of the fiscal year, US economic growth remains strong, the rest of the world is showing solid signs of economic recovery, and inflation appears benign. The common stocks that the Fund holds are likely to continue to benefit in such an environment.

   As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations, in an attempt to respond to the confusion surrounding this issue. In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

TRI-CONTINENTAL CORPORATION

   For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's Stockholder service agent, have been working to ensure that Stockholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

   Tri-Continental Corporation's annual Stockholders' meeting took place on May 20, 1999, in Palm Beach, Florida. At the meeting, four directors were elected and the selection of Deloitte & Touche LLP as auditors was ratified. Stockholder proposals, including a proposal to convert Tri-Continental to an open-end fund, a proposal to require additional qualifications for potential directors, and the removal of J. & W. Seligman as Manager, were rejected by the majority of Stockholders. For complete results of the vote, please refer to page 23.

   Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William Morris
----------------------
William C. Morris
Chairman
                                  /s/ Brian T. Zino
                                  --------------------------
                                  Brian T. Zino
                                  President

TRI-CONTINENTAL CORPORATION


INTERVIEW WITH YOUR PORTFOLIO MANAGERS


                                    [PHOTO]

GROWTH AND INCOME TEAM: (FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)


HOW DID TRI-CONTINENTAL PERFORM DURING THE FIRST SIX MONTHS OF 1999?

For the six-month period ended June 30, 1999, Tri-Continental Corporation posted a total return of 9.95% based on net asset value and 9.20% based on market value. This compares to 11.33% for the Lipper Closed-End Growth & Income Funds Average and 12.38% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE CORPORATION'S PERFORMANCE DURING THE FIRST HALF OF THE FISCAL YEAR?

     The six-month period ended June 30, 1999, was a constructive one for common stocks. While interest rates increased dramatically -- long-term rates rose by 100 basis points -- they are only back to the levels that prevailed before last year's global economic crisis. At that time, central banks around the world staged a coordinated effort to revive the global economic system. This effort was successful and looser monetary policies around the world provided support for uncertain stock markets. Six months later, a more positive global environment has allowed stocks to flourish despite rising rates.

     During this time, the US stock market continued to hit new highs. The fundamentals of the market -- including benign inflation, positive news with respect to corporate profits, and accelerating global growth -- have remained strong. Even though the Fed raised rates as expected at its June meeting, its announcement of a neutral bias toward rates provided the stock market with a significant boost.


WHAT WAS YOUR INVESTMENT STRATEGY?

     We didn't change our strategy over the past half year. The types of stocks that the Corporation holds continue to perform well in this supportive environment, and the Corporation continues to be nearly fully invested in common stocks.

   We remained focused on finding value in a market that has been unforgiving to richly priced companies that miss short-term expectations. We seek companies that are selling at reasonable prices and that have attractive dividend yields within their industry groups. Selective valuations in the marketplace still seem high. However, there are many companies whose valuations appear quite reasonable, and we are still finding opportunities in equities.

                                                           (CONTINUED ON PAGE 5)

TRI-CONTINENTAL CORPORATION

================================================================================

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                        AVERAGE ANNUAL
                                                               --------------------------------
                                     THREE          SIX          ONE         FIVE         10
                                   *MONTHS*      *MONTHS*       YEAR         YEARS       YEARS
                                    -------       -------       -----        -----       -----

      MARKET PRICE**                 6.88%          9.20%       22.78%      22.62%       16.77%

      NET ASSET VALUE**              7.40           9.95        21.30       23.35        16.74

      LIPPER CLOSED-END
        GROWTH & INCOME
        FUNDS AVERAGE***            11.76          11.33        15.85       21.90        15.65

      S&P 500***                     7.05          12.38        22.76       27.87        18.78

PRICE PER SHARE

                                  JUNE 30, 1999    MARCH 31, 1999       DECEMBER 31, 1998
                                  ------------      -------------       -----------------
      MARKET PRICE                  $30.1875           $29.00                $28.50

      NET ASSET VALUE                36.40              34.80                 34.13



DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                 Capital Gain
                                             -----------------------------------------------------
                      +DIVIDENDS PAID+          PAID               REALIZED           UNREALIZED
                      ----------------        ---------           ---------           ----------
                            $0.24             ++$0.67++              $2.09           +++$11.61+++




--------------------------------------------------------------------------------
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
   * Returns for periods of less than one year are not annualized.
  ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
 *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
   + Preferred Stockholders were paid dividends totaling $1.25 per share.
  ++ Represents realized capital gains from 1998, which were paid on
     June 24, 1999.
 +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1999.

================================================================================

TRI-CONTINENTAL CORPORATION

WHAT SECTORS OF THE PORTFOLIO CONTRIBUTED POSITIVELY TO THE CORPORATION'S PERFORMANCE DURING THE PERIOD?

   The best-performing sector of the portfolio year-to-date was cyclical stocks. Diversified companies also performed well and made a strong contribution to performance, despite comprising a small percentage of the portfolio. Both of these sectors are examples of the significant appreciation that cyclical stocks enjoyed during the second quarter. During this time, we saw an increased focus on value as the market adjusted in advance of the June 30 interest-rate increase. Technology continues to be a strong performer. In fact, this was the best-performing sector over the past 52 weeks.


WHAT SECTORS PERFORMED POORLY DURING THE PERIOD?

   The drugs and health care sector was the worst-performing sector during the period, and this affected performance significantly because this sector represents a large percentage of the portfolio. Health care stocks have suffered lately because of a new Medicare proposal that could adversely affect some health care companies. We have not reduced the Corporation's holdings in this area, however, because we believe that health care still offers attractive long-term opportunities.


WHAT IS YOUR OUTLOOK?

   American business fundamentals remain strong and should gain additional support from rising world demand. Therefore, we believe that corporate profits will grow and may even exceed expectations, despite higher interest rates. This, in addition to a benign inflation outlook, bodes well for common stocks.

   Over the next six months, we do not plan any major strategy changes for Tri-Continental and we continue to focus on meeting the Corporation's objectives for our Stockholders. We will remain focused on the long term and will use the short-term price declines of companies with valuable franchises and those making strategic far-sighted investments as buying opportunities. It is in these situations where we often find the best long-term purchases for the Corporation and its Stockholders.

TRI-CONTINENTAL CORPORATION


INTRODUCING WWW.TRICONTINENTAL.COM

   Now Stockholders can get the latest Tri-Continental information -- including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more -- over the Internet, 24 hours a day, seven days a week.

   We have developed a new website for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about
Tri-Continental, including a complete history.

   Please stop by www.tricontinental.com. We hope you find the site a useful one that you will want to visit often.


THANKS FOR MAKING "INTRODUCE TRI-CONTINENTAL TO A FRIEND" A SUCCESS

   Since May 1998, Stockholders have been spreading the word about Tri-Continental to potential investors through "Introduce Tri-Continental to a Friend," a program designed to encourage potential investors to consider investing in Tri-Continental. Many Stockholders have contacted us through the business reply cards in Stockholder reports, and to date we have mailed nearly 1,400 "Friend" packages.

   Stockholders are invited to request that a new investor package be sent to family members, friends, and associates. The package includes a letter from Mr. William C. Morris, Tri-Continental's Chairman, a copy of the most recent Stockholder report, a prospectus, "The Story of Tri-Continental" brochure, and a pamphlet explaining the attributes of closed-end funds.

   A business reply card, which can be used to request packages, is included with this report. Once again, we thank Tri-Continental's Stockholders for their enthusiastic response to this program. Please remember that, because Tri-Continental is a closed-end fund with shares listed on the New York Stock Exchange, new investors may not purchase shares directly from the Corporation. Interested investors should contact their financial advisors.


STOCK REPURCHASE PROGRAM

   In November 1998, the Board of Directors authorized a share repurchase program for up to 7.5% of the Corporation's shares over a 12-month period. The Board's decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while reducing the number of shares outstanding and increasing the NAV of the remaining shares.

   As of June 30, 1999, the Corporation had repurchased 3,161,639 shares, representing approximately 2.9% of the shares outstanding on November 19, 1998, the date the program was announced. The repurchase of additional shares is expected to take place through November 1999, as long as the discount remains above 10%. At that time, the Board of Directors of the Corporation will consider the continuation of the stock repurchase program.

TRI-CONTINENTAL CORPORATION


HIGHLIGHTS OF THE FIRST HALF


                                                                      JUNE 30,             DECEMBER 31,
ASSETS:                                                                 1999                   1998
                                                                     ------------            ------------
Total assets ..............................................       $ 4,315,803,484         $ 4,043,814,126
                                                                        5,885,177               3,660,628
                                                                     ------------            ------------
Net Investment Assets .....................................       $ 4,309,918,307         $ 4,040,153,498
Preferred Stock, at par value .............................           37,637,000               37,637,000
                                                                     ------------            ------------
Net Assets for Common Stock ...............................       $ 4,272,281,307         $ 4,002,516,498
                                                                     ============            ============
Common shares outstanding .................................           117,378,003             117,276,903
Net Assets Behind Each Common Share .......................                $36.40                  $34.13

                                                                         SIX MONTHS ENDED JUNE 30,
                                                                     --------------------------------
TAXABLE GAIN:                                                           1999                   1998
                                                                     ------------            ------------
Net capital gain realized .................................       $   245,285,567         $   229,370,647
Per Common share ..........................................                 $2.09                   $2.07
Unrealized capital gains, end of period ...................       $ 1,363,204,585         $ 1,059,126,597
Per Common share, end of period ...........................                $11.61                   $9.58

Distribution of Gain:
Per Common share ..........................................                 $0.67                  $1.835

Income:
Total income earned .......................................       $    43,071,946         $    37,063,229
Expenses ..................................................            11,629,941              10,563,340
Preferred Stock dividends .................................               940,925                 940,925
                                                                     ------------            ------------
Income for Common Stock ...................................       $    30,501,080         $    25,558,964
                                                                     ============            ============
Expenses to average net investment assets .................                 0.57%*                  0.58%*
Expenses to average net assets for Common Stock ...........                 0.58%*                  0.58%*

Dividends per Common Share ................................                 $0.24                   $0.26
With December 1998 gain distribution
   taken in shares ........................................                 $0.26                      --


-----------------
* Annualized.

TRI-CONTINENTAL CORPORATION

DIVERSIFICATION OF NET INVESTMENT ASSETS

  The diversification of portfolio holdings by industry on June 30, 1999, was as follows. Individual securities owned are listed on pages 10 to 13.

                                                                                           PERCENT OF
                                                                                        NET INVESTMENT
                                                                                             ASSETS
                                                                                    ----------------------
                                                                                       JUNE 30,  DECEMBER 31,
                                          ISSUES          COST           VALUE           1999       1998
                                          ------     --------------  --------------       ----       ----
NET CASH AND
 SHORT-TERM HOLDINGS                         1       $   77,577,388  $   77,577,388        1.8%       1.5%
US GOVERNMENT SECURITIES                     4          233,884,214     236,243,800        5.5        7.3
TRI-CONTINENTAL
 FINANCIAL DIVISION                          2           14,757,557      15,633,750        0.4        0.4
                                            --       --------------  --------------       ----       ----
                                             7       $  326,219,159  $  329,454,938        7.7%       9.2%
                                            --       --------------  --------------       ----       ----
COMMON STOCKS:
 Aerospace                                   1       $   15,920,461  $   27,400,000        0.6%       0.6%
 Automotive and Related                      2           78,533,404     103,187,812        2.4        3.8
 Basic Materials                            --                   --              --         --        0.5
 Capital Goods                              --                   --              --         --        0.8
 Chemicals                                   1           38,271,286      43,720,000        1.0        0.8
 Communications                              5          250,373,815     378,406,094        8.8        8.5
 Communications Equipment                    1           61,432,998      70,809,375        1.6        1.0
 Computer and Business Services              8          332,495,559     562,780,000       13.1       11.2
 Consumer Goods and Services                10          394,944,550     444,821,188       10.3       13.0
 Diversified                                 1           29,448,134      74,340,000        1.7        1.3
 Drugs and Health Care                       9          310,461,657     498,043,125       11.5       11.0
 Electric and Gas Utilities                  4          149,455,763     197,252,187        4.6        3.3
 Electronics                                 3           94,681,088     129,357,188        3.0        1.4
 Energy                                      5          213,560,427     283,982,500        6.6        8.1
 Finance and Insurance                      11          370,763,442     652,754,938       15.1       14.4
 Machinery and Industrial
  Equipment                                  2          149,408,545     276,413,025        6.4        5.5
 Paper and Forest Products                   1           31,408,798      45,090,000        1.1        0.8
 Publishing                                  1           10,328,565      28,550,000        0.7        0.7
 Retail Trade                                2           69,188,290     134,628,437        3.1        2.6
 Transportation                              1           19,817,781      28,927,500        0.7        1.5
                                            --       --------------  --------------       ----       ----
                                            68       $2,620,494,563  $3,980,463,369       92.3%      90.8%
                                            --       --------------  --------------       ----       ----
NET INVESTMENT ASSETS                       75       $2,946,713,722  $4,309,918,307      100.0%     100.0%
                                            ==       ==============  ==============      =====      =====

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
APRIL 1 TO JUNE 30, 1999

                           SHARES OR PRIN. AMT.
                          ----------------------
                                       HOLDINGS
ADDITIONS                 INCREASE      6/30/99
---------                 --------     ---------
COMMON STOCKS
America Online, Inc.       200,000 shs.  200,000 shs.
Applied Materials, Inc.    690,000       690,000
AT&T Corp.               1,137,500     1,835,000(1)
Bestfoods                  980,000       980,000
Hewlett-Packard
   Company                 360,000       360,000
MCI WorldCom, Inc.         335,000       805,000
US GOVERNMENT
   SECURITIES
US Treasury Bonds,
   7.875%, 2/15/2021   $25,000,000   $25,000,000
US Treasury Notes:
   5.625%, 11/30/2000   60,000,000    60,000,000
   7.25%, 8/15/2004     65,000,000    65,000,000
   6.50%, 10/15/2006    75,000,000    75,000,000

                           SHARES OR PRIN. AMT.
                          ----------------------
                                       HOLDINGS
REDUCTIONS                INCREASE      6/30/99
----------                --------     ---------
COMMON STOCKS
Alcoa Inc.                  550,000 shs.      --
Campbell Soup
   Company                  925,000           --
Fort James
   Corporation              680,000    1,050,000 shs.
Norfolk Southern
   Corporation            1,055,000           --
Raytheon Company
   Class "B"                500,000      600,000
RJR Nabisco
   Holdings Corp.         2,000,000           --
US GOVERNMENT SECURITIES
US Treasury Notes:
   4.625%, 11/30/2000  $ 50,000,000           --
   6.375%, 9/30/2001     50,000,000           --
   6.625%, 5/15/2007    125,000,000           --
   7.25%, 8/15/2022      25,000,000           --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 232,500 shares received as a result of a 3-for-2 stock split.

10 LARGEST HOLDINGS
JUNE 30, 1999
                                                                PERCENT OF
                                             VALUE         NET INVESTMENT ASSETS
                                         ------------      ---------------------
 Microsoft Corporation                   $159,070,625              3.7%
 General Electric Company                 142,357,400              3.3
 United Technologies Corporation          134,055,625              3.1
 International Business Machines
  Corporation                             111,801,250              2.6
 AT&T Corp.                               102,415,938              2.4
 Citigroup Inc.                           100,818,750              2.3
 GTE Corporation                           90,142,500              2.1
 Bristol-Myers Squibb Company              85,933,750              2.0
 Wal-Mart Stores, Inc.                     85,885,000              2.0
 Bank of New York Company, Inc.            79,245,000              1.8



TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS                                                                                               JUNE 30, 1999

                                                                                                       SHARES             VALUE
                                                                                                      ---------       --------------
COMMON STOCKS - 92.3%
AEROSPACE - 0.6%
GENERAL DYNAMICS CORPORATION                                                                            400,000       $   27,400,000
                                                                                                                      --------------
  Manufacturer of defense products
                                                                                                                      --------------
AUTOMOTIVE AND RELATED - 2.4%
DAIMLERCHRYSLER CORPORATION                                                                             580,000       $   51,547,500
  Manufacturer of automobiles, trucks, and related parts
FORD MOTOR COMPANY                                                                                      915,000           51,640,312
  Manufacturer and distributor of automobiles, trucks, and related parts
                                                                                                                      --------------
                                                                                                                      $  103,187,812
                                                                                                                      --------------
CHEMICALS - 1.0%
DUPONT (E.I.) DE NEMOURS AND COMPANY                                                                    640,000       $   43,720,000
  Producer of chemicals
                                                                                                                      --------------
COMMUNICATIONS - 8.8%
AT&T CORP                                                                                             1,835,000       $  102,415,938
  Provider of telecommunications services
AMERITECH CORPORATION                                                                                   955,000           70,192,500
  Provider of telecommunications services
GTE CORPORATION                                                                                       1,190,000           90,142,500
  Provider of telephone services, systems, and equipment
MCI WORLDCOM, INC.*                                                                                     805,000           69,255,156
  Provider of telecommunications services
SBC COMMUNICATIONS INC                                                                                  800,000           46,400,000
  Provider of telephone services
                                                                                                                      --------------
                                                                                                                      $  378,406,094
                                                                                                                      --------------
COMMUNICATIONS EQUIPMENT - 1.6%
LUCENT TECHNOLOGIES, INC.*                                                                            1,050,000       $   70,809,375
  Manufacturer of telecommunications equipment
                                                                                                                      --------------
COMPUTER AND BUSINESS SERVICES - 13.1%
AMERICA ONLINE, INC.*                                                                                   200,000       $   22,100,000
  Provider of electronic mail, entertainment, reference, and interactive publications, as well as Internet access
CISCO SYSTEMS, INC.*                                                                                    900,000           57,965,625
  Manufacturer of computer network products
DELL COMPUTER CORPORATION*                                                                              570,000           21,072,187
  International provider of computer systems and services
ELECTRONIC DATA SYSTEMS CORPORATION                                                                   1,275,000           72,117,188
  Provider of management consulting and technology services
INTEL CORPORATION                                                                                     1,300,000           77,309,375
  Manufacturer of microprocessors and memory circuits
INTERNATIONAL BUSINESS MACHINES CORPORATION                                                             865,000          111,801,250
  Manufacturer of micro and personal computers
MICROSOFT CORPORATION*                                                                                1,765,000          159,070,625
  Provider of personal computer operating system and
    application software products
XEROX CORPORATION                                                                                       700,000           41,343,750
   Developer, manufacturer, and marketer of office automation products
                                                                                                                      --------------
                                                                                                                      $  562,780,000
                                                                                                                      --------------

----------------
See footnotes on page 13.


TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                                                                   JUNE 30, 1999

                                                                                                       SHARES             VALUE
                                                                                                      ---------       --------------
CONSUMER GOODS AND SERVICES - 10.3%
ANHEUSER-BUSCH COMPANIES, INC.                                                                          600,000       $   42,562,500
  Brewery; theme park operator; manufacturer and
    recycler of aluminum beverage containers
BESTFOODS                                                                                               980,000           48,510,000
  Manufacturer of brand name food products
COCA-COLA COMPANY (THE)                                                                                 635,000           39,687,500
  Manufacturer and marketer of soft drinks and consumer products
CONAGRA, INC.                                                                                         2,500,000           66,562,500
  Producer and manufacturer of prepared foods and agricultural products
FORT JAMES CORPORATION                                                                                1,050,000           39,768,750
  Producer of paper and related products
FORTUNE BRANDS, INC.                                                                                    239,500            9,909,313
  Manufacturer of diversified consumer products
PEPSICO, INC.                                                                                         1,550,000           59,965,625
  Manufacturer and marketer of soft drinks and consumer products
PHILIP MORRIS COMPANIES, INC.                                                                         1,430,000           57,468,125
  Manufacturer of tobacco products, food, and beverages
PROCTER & GAMBLE COMPANY (THE)                                                                          405,000           36,146,250
  Manufacturer and distributor of household and personal care products
SARA LEE CORPORATION                                                                                  1,950,000           44,240,625
  Manufacturer of processed foods and consumer products
                                                                                                                      --------------
                                                                                                                      $  444,821,188
                                                                                                                      --------------
DIVERSIFIED - 1.7%
ALLIEDSIGNAL INC.                                                                                     1,180,000       $   74,340,000
  Producer of aerospace and automotive products
                                                                                                                      --------------
DRUGS AND HEALTH CARE - 11.6%
ABBOTT LABORATORIES                                                                                   1,080,000       $   49,140,000
  Developer and manufacturer of diversified health care products
AMERICAN HOME PRODUCTS CORPORATION                                                                    1,300,000           74,750,000
  Developer and manufacturer of pharmaceuticals, food, and housewares
BAXTER INTERNATIONAL INC.                                                                               575,000           34,859,375
  Manufacturer and distributor of hospital and laboratory products
BRISTOL-MYERS SQUIBB COMPANY                                                                          1,220,000           85,933,750
  Developer and manufacturer of health and personal care products
JOHNSON & JOHNSON                                                                                       600,000           58,800,000
  Developer and manufacturer of health care products
MERCK & CO., INC.                                                                                     1,035,000           76,590,000
  Developer and manufacturer of pharmaceuticals
PFIZER INC.                                                                                             370,000           40,607,500
  Manufacturer of health care consumer products and specialty chemicals
PHARMACIA & UPJOHN, INC.                                                                                760,000           43,177,500
  Global pharmaceutical and biotechnology company
SCHERING-PLOUGH CORPORATION                                                                             645,000           34,185,000
                                                                                                                      --------------
  Manufacturer of pharmaceuticals and health and personal care products
                                                                                                                      $  498,043,125
                                                                                                                      --------------
ELECTRIC AND GAS UTILITIES - 4.6%
DQE INC.                                                                                              1,000,000       $   40,125,000
  Electric energy supplier
SONAT INC.                                                                                            1,600,000           53,000,000
  Energy company that operates in the exploration and
    production of oil and natural gas
UNICOM CORPORATION                                                                                    1,155,000           44,539,687
  Electric utility
WILLIAMS COMPANIES, INC. (THE)                                                                        1,400,000           59,587,500
  Transporter and producer of natural gas                                                                             --------------
                                                                                                                      $  197,252,187
                                                                                                                      --------------

----------------
See footnotes on page 13.


TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                                                                   JUNE 30, 1999

                                                                                                       SHARES             VALUE
                                                                                                      ---------       --------------
ELECTRONICS - 3.0%
APPLIED MATERIALS, INC.*                                                                                690,000       $   50,952,188
  Manufacturer of semiconductor wafer
    fabrication equipment
HEWLETT-PACKARD COMPANY                                                                                 360,000           36,180,000
  Manufacturer of computers and peripherals
RAYTHEON COMPANY CLASS "B"                                                                              600,000           42,225,000
                                                                                                                      --------------
  Producer of defense and commercial electronics                                                                      $  129,357,188
                                                                                                                      --------------
ENERGY - 6.6%
BP AMOCO PLC (ADRS) (UNITED KINGDOM)                                                                    500,000       $   54,250,000
  Explorer, producer, refiner, and retailer of petroleum products
EXXON CORPORATION                                                                                     1,000,000           77,125,000
  Explorer and producer of natural gas, oil, and petroleum products
MOBIL CORPORATION                                                                                       400,000           39,600,000
  International oil enterprise
ROYAL DUTCH PETROLEUM COMPANY (NETHERLANDS)                                                           1,030,000           62,057,500
  Provider of international oil services
SCHLUMBERGER LTD.                                                                                       800,000           50,950,000
                                                                                                                      --------------
  Worldwide provider of energy services                                                                               $  283,982,500
                                                                                                                      --------------
FINANCE AND INSURANCE - 15.1%
ALLSTATE CORPORATION (THE)                                                                            1,100,000       $   39,462,500
  Insurance provider
AMERICAN GENERAL CORPORATION                                                                          1,000,000           75,375,000
  Diversified financial services provider
AMERICAN INTERNATIONAL GROUP, INC.                                                                      460,000           53,848,750
  International insurance holding company
BANK OF AMERICA CORPORATION                                                                             915,000           67,080,938
  Commercial bank
BANK OF NEW YORK COMPANY, INC.                                                                        2,160,000           79,245,000
  Commercial bank
CHUBB CORPORATION (THE)                                                                                 625,000           43,437,500
  International holding company specializing in property and casualty insurance
CITIGROUP INC.                                                                                        2,122,500          100,818,750
  Provider of diversified financial services
FANNIE MAE                                                                                              720,000           49,230,000
  Provider of mortgage financing
MELLON BANK CORPORATION                                                                               1,500,000           54,562,500
  Provider of financial services
MORGAN (J.P.) & CO. INCORPORATED                                                                        300,000           42,150,000
  Provider of financial services
WASHINGTON MUTUAL, INC.                                                                               1,344,000           47,544,000
                                                                                                                      --------------
  Provider of financial services                                                                                      $  652,754,938
                                                                                                                      --------------
MACHINERY AND
  INDUSTRIAL EQUIPMENT - 6.4%
GENERAL ELECTRIC COMPANY                                                                              1,259,800       $  142,357,400
  Supplier of industrial equipment and consumer products
UNITED TECHNOLOGIES CORPORATION                                                                       1,870,000          134,055,625
                                                                                                                      --------------
  Manufacturer of elevators, jet engines, flight systems,                                                             $  276,413,025
    and automotive parts                                                                                              --------------

----------------
See footnotes on page 13.


TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)                                                                                   JUNE 30, 1999

                                                                                                       SHARES             VALUE
                                                                                                      ---------       --------------
PAPER AND FOREST PRODUCTS - 1.0%
MEAD CORPORATION (THE)                                                                                1,080,000SHS.   $   45,090,000
                                                                                                                      --------------
   Manufacturer of paper, lumber, and wood products
PUBLISHING - 0.7%
GANNETT CO., INC.                                                                                       400,000       $   28,550,000
  Newspapers; radio and television broadcasting
                                                                                                                      --------------
RETAIL TRADE - 3.1%
MAY DEPARTMENT STORES COMPANY                                                                         1,192,500       $   48,743,437
  Department store operator
WAL-MART STORES, INC.                                                                                 1,780,000           85,885,000
  Discount retailer
                                                                                                                      --------------
                                                                                                                      $  134,628,437
                                                                                                                      --------------
TRANSPORTATION - 0.7%
GATX CORPORATION                                                                                        760,000       $   28,927,500
  Railcar leasing; equipment financing
                                                                                                                      --------------
TOTAL COMMON STOCKS
  (Cost: $2,620,494,563)                                                                                              $3,980,463,369
                                                                                                                      --------------
US GOVERNMENT SECURITIES - 5.5%
US TREASURY BONDS,
  7.875%, 2/15/2021                                                                                $ 25,000,000       $   29,617,200
US TREASURY NOTES:
  5.625%, 11/30/2000                                                                                 60,000,000           60,150,000
  7.25%, 8/15/2004                                                                                   65,000,000           69,062,500
  6.50%, 10/15/2006                                                                                  75,000,000           77,414,100
                                                                                                                      --------------
TOTAL US GOVERNMENT SECURITIES
  (Cost: $233,884,214)                                                                                                $  236,243,800
                                                                                                                      --------------
TRI-CONTINENTAL FINANCIAL DIVISION+ - 0.4%
  (Cost: $14,757,557)                                                                                                 $   15,633,750
                                                                                                                      --------------
SHORT-TERM HOLDINGS - 1.7%
  (Cost: $72,000,000)                                                                                                 $   72,000,000
                                                                                                                      --------------
TOTAL INVESTMENTS - 99.9%
  (Cost: $2,941,136,334)                                                                                              $4,304,340,919
OTHER ASSETS LESS LIABILITIES - 0.1%                                                                                       5,577,388
                                                                                                                      --------------
NET INVESTMENT ASSETS - 100.0%                                                                                        $4,309,918,307
                                                                                                                      ==============

----------
*Non-income producing security.
+Restricted security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES  June 30, 1999

ASSETS:
Investments at value:
 Common stocks (cost--$2,620,494,563) .......................... $3,980,463,369
 US Government securities (cost--$233,884,214) .................    236,243,800
 Tri-Continental Financial Division
   (cost--$14,757,557) .........................................     15,633,750
 Short-term holdings (cost--$72,000,000) .......................     72,000,000           $4,304,340,919
                                                                 --------------
Cash ..........................................................................                  241,833
Receivable for dividends and interest .........................................                9,682,482
Investment in, and expenses prepaid to, stockholder
  service agent ...............................................................                  485,208
Other .........................................................................                1,053,042
                                                                                          --------------
TOTAL ASSETS ..................................................................           $4,315,803,484
                                                                                          --------------
LIABILITIES:
Payable for Common Stock repurchased ..........................................           $    2,520,345
Dividends payable .............................................................                  470,462
Accrued expenses and other ....................................................                2,894,370
                                                                                          --------------
Total Liabilities .............................................................           $    5,885,177
                                                                                          --------------
Net Investment Assets .........................................................           $4,309,918,307
Preferred Stock, at $50 par value .............................................               37,637,000
                                                                                          --------------
Net Assets for Common Stock ...................................................           $4,272,281,307
                                                                                          ==============
NET ASSETS PER SHARE OF COMMON STOCK
  (MARKET VALUE--$30.1875) ....................................................                   $36.40
                                                                                                  ======

STATEMENT OF CAPITAL STOCK AND SURPLUS  June 30, 1999

CAPITAL STOCK:
  $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$5,725.64
  Shares authorized--1,000,000; issued
  and outstanding--752,740 ....................................................           $   37,637,000
  Common Stock, $0.50 par value:
  Shares authorized--159,000,000; issued
  and outstanding--117,378,003 ................................................               58,689,001
SURPLUS:
 Capital surplus ..............................................................            2,600,462,627
 Undistributed net investment income ..........................................                2,252,997
 Undistributed net realized gain ..............................................              247,672,097
 Net unrealized appreciation of investments ...................................            1,363,204,585
                                                                                          --------------
 ..............................................................................           $4,309,918,307
                                                                                          ==============

----------------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 1999

INVESTMENT INCOME:
 Dividends .........................................................  $ 32,156,980
 Interest ..........................................................    10,914,966
                                                                      ------------
TOTAL INVESTMENT INCOME (net of foreign taxes
 withheld of $455,769) ...........................................................          $ 43,071,946

EXPENSES:
 Management fee ....................................................   $ 8,141,703
 Stockholder account and registrar services ........................     2,046,527
 Stockholder reports and communications ............................       540,603
 Custody and related services ......................................       319,056
 Directors' fees and expenses ......................................       149,369
 Auditing and legal fees ...........................................       134,644
 Stockholders' meeting .............................................       130,230
 Registration ......................................................        83,005
 Miscellaneous .....................................................        84,804
                                                                      ------------
TOTAL EXPENSES ...................................................................            11,629,941
                                                                                            ------------
NET INVESTMENT INCOME ............................................................          $ 31,442,005*
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments ..................................  $245,285,567
 Net change in unrealized appreciation
  of investments ...................................................    96,332,012
                                                                      ------------
NET GAIN ON INVESTMENTS ..........................................................           341,617,579
                                                                                            ------------
INCREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS .................................................................          $373,059,584
                                                                                            ============

-------------
*Net investment income available for Common Stock is $30,501,080, which is net of Preferred Stock dividends of $940,925.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                   Six Months Ended        Year Ended
                                                                     June 30, 1999      December 31, 1998
                                                                     --------------       --------------
OPERATIONS:
Net investment income ............................................   $   31,442,005       $   58,765,720
Net realized gain on investments .................................      245,285,567          356,343,038
Net realized loss from foreign currency transactions .............               --           (9,753,590)
Net change in unrealized appreciation
  of investments .................................................       96,332,012          401,764,341
Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies ..............................               --            7,774,454
                                                                     --------------       --------------
INCREASE IN NET INVESTMENT
  ASSETS FROM OPERATIONS .........................................   $  373,059,584       $  814,893,963
                                                                     --------------       --------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
  Preferred Stock (per share: $1.25 and $2.50) ...................   $     (940,925)      $   (1,881,850)
  Common Stock (per share: $0.24 and $0.52) ......................      (27,865,891)         (56,195,184)
                                                                     --------------       --------------
 .................................................................   $  (28,806,816)      $  (58,077,034)
Net realized gain on investments:
  Common Stock (per share: $0.67 and $4.275) .....................      (77,449,535)        (463,498,251)
                                                                     --------------       --------------
DECREASE IN NET INVESTMENT ASSETS
  FROM DISTRIBUTIONS .............................................   $ (106,256,351)      $ (521,575,285)
                                                                     --------------       --------------

Capital Share Transactions:
Value of shares of Common Stock issued
  at market price in gain distributions
  (1,778,887 and 11,748,613 shares) ..............................   $   52,559,202       $  325,650,732
Value of shares of Common Stock issued
  for investment plans (1,007,545 and 1,894,263 shares) ..........       29,521,476           52,067,826
Cost of shares of Common Stock purchased
  from investment plan participants
  (1,028,216 and 1,921,433 shares) ...............................      (30,228,591)         (53,367,830)
Cost of shares of Common Stock purchased in the
  open market (1,661,900 and 251,900 shares) .....................      (48,896,539)          (6,982,882)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (4,784 and 10,446 shares) .............................            6,028               14,054
                                                                     --------------       --------------
INCREASE IN NET INVESTMENT ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ................................   $    2,961,576       $  317,381,900
                                                                     --------------       --------------
INCREASE IN NET INVESTMENT ASSETS ................................   $  269,764,809       $  610,700,578
NET INVESTMENT ASSETS:
Beginning of period ..............................................    4,040,153,498        3,429,452,920
                                                                     --------------       --------------
END OF PERIOD (including undistributed/
  (distributions in excess of) net investment
  income of $2,252,997 and $(382,192), respectively) .............   $4,309,918,307       $4,040,153,498
                                                                     ==============       ==============

-------------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

  A. SECURITY VALUATION -- Investments in stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

  B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

        The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

  C. FORWARD CURRENCY CONTRACTS -- The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

  D. FEDERAL TAXES -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

  E. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

  F. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

TRI-CONTINENTAL CORPORATION

2. CAPITAL STOCK TRANSACTIONS -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

   The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 1999, 1,028,216 shares were purchased from Plan participants at a cost of $30,228,591, which represented a weighted average discount of 16.81% from the net asset value of those acquired shares. A total of 1,007,545 shares were issued to Plan participants during the year for proceeds of $29,521,476, a discount of 16.65% from the net asset value of those shares.

   The Corporation may make additional purchases of its Common Stock in the open market and elsewhere at such prices in such amounts as the Board of Directors may deem advisable. For the six months ended June 30, 1999, the Corporation purchased 1,661,900 shares of its Common Stock in the open market at an aggregate cost of $48,896,539, which represented a weighted average discount of 16.80% from the net asset value of those acquired shares.

   At June 30, 1999, 245,670 shares of Common Stock were reserved for issuance upon exercise of 13,543 Warrants, each of which entitled the holder to purchase
18.14 shares of Common Stock at $1.24 per share. Assuming the exercise of all Warrants outstanding at June 30, 1999, net investment assets would have increased by $304,631 and the net asset value of the Common Stock would have been $36.32 per share. The number of Warrants exercised during the six months ended June 30, 1999, and the year ended December 31, 1998, was 268 and 625, respectively.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, amounted to $817,372,332 and $864,572,282, respectively; purchases and sales of USGovernment obligations amounted to $264,962,349 and $305,951,172, respectively. At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,380,331,653 and $17,127,068, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1999, the Corporation owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 1999, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

   Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $2,015,551 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

TRI-CONTINENTAL CORPORATION

   Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

   The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $463,006 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. RESTRICTED SECURITIES -- At June 30, 1999, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at June 30, 1999, are as follows:


               INVESTMENTS                       ACQUISITION DATE(S)          COST              VALUE
------------------------------------             -------------------      -----------        -----------
WCAS Capital Partners II, L.P.                   12/11/90 to 3/24/98      $ 6,328,655        $ 7,484,014
Whitney Subordinated Debt Fund, L.P.             7/12/89 to 11/10/98        8,428,902          8,149,736
                                                                          -----------        -----------
Total                                                                     $14,757,557        $15,633,750
                                                                          ===========        ===========

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

   The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

   "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation. The total investment return for periods of less than one year is not annualized.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for the periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.


                                                Six Months                Year Ended December 31,
                                                  Ended        -------------------------------------------------
                                              June 30, 1999     1998        1997         1996     1995     1994
                                              -------------    ------      ------       ------   ------   ------
Per Share Operating Performance:
NET ASSET VALUE,
 BEGINNING OF PERIOD .......................      $34.13       $32.06      $29.28       $27.58   $23.70   $27.49
                                                  ------       ------      ------       ------   ------   ------
Net investment income ......................        0.27         0.54        0.60         0.68     0.74     0.83
Net realized and unrealized
 investment gain (loss) ....................        3.02         7.01        6.94         4.84     6.14    (1.69)
Net realized and unrealized gain (loss)
 from foreign currency transactions ........          --        (0.01)      (0.17)       (0.02)    0.03     0.02
                                                  ------       ------      ------       ------   ------   ------
INCREASE (DECREASE) FROM
 INVESTMENT OPERATIONS .....................        3.29         7.54        7.37         5.50     6.91    (0.84)
Dividends paid on Preferred Stock ..........       (0.01)       (0.02)      (0.02)       (0.02)   (0.02)   (0.03)
Dividends paid on Common Stock .............       (0.24)       (0.52)      (0.60)       (0.66)   (0.73)   (0.79)
Distributions from net gain realized .......       (0.67)       (4.28)      (3.45)       (2.72)   (2.01)   (1.90)
Issuance of Common Stock
 in gain distributions .....................       (0.10)       (0.65)      (0.52)       (0.40)   (0.27)   (0.23)
                                                  ------       ------      ------       ------   ------   ------
NET INCREASE (DECREASE)
 IN NET ASSET VALUE ........................        2.27         2.07        2.78         1.70     3.88    (3.79)
                                                  ------       ------      ------       ------   ------   ------
NET ASSET VALUE,
 END OF PERIOD .............................      $36.40       $34.13      $32.06       $29.28   $27.58   $23.70
                                                  ======       ======      ======       ======   ======   ======
ADJUSTED NET ASSET VALUE,
  END OF PERIOD* ...........................      $36.32       $34.06      $31.99       $29.22   $27.52   $23.65
MARKET VALUE, END OF PERIOD ................      $30.1875     $28.50      $26.6875     $24.125  $22.625  $19.875

----------
See footnotes on page 21.

TRI-CONTINENTAL CORPORATION


                                                Six Months                     Year Ended December 31,
                                                  Ended        -----------------------------------------------------------
                                              June 30, 1999     1998        1997         1996           1995         1994
                                              -------------    ------      ------       ------         ------       ------
Total Investment Return:
Based upon market value ....................        9.20%       26.19%      27.96%       21.98%        27.95%       (5.07)%
Based upon net asset value .................        9.95%       25.80%      26.65%       21.45%        30.80%       (2.20)%
Ratios/Supplemental Data:
Expenses to average net
  investment assets ........................        0.57%+       0.58%       0.60%        0.62%         0.63%         0.64%
Expenses to average net assets for
  Common Stock .............................        0.58%+       0.58%       0.60%        0.63%         0.64%         0.65%
Net investment income to
  average net investment assets ............        1.54%+       1.59%       1.80%        2.27%         2.71%         3.08%
Net investment income to average
  net assets for Common Stock ..............        1.56%+       1.60%       1.82%        2.31%         2.75%         3.14%
Portfolio turnover rate ....................       26.73%       63.39%      83.98%       53.96%        62.28%        70.38%
NET INVESTMENT ASSETS,
  END OF PERIOD (000S OMITTED):
For Common Stock ...........................   $4,272,281   $4,002,516  $3,391,816   $2,835,026    $2,469,149    $1,994,098
For Preferred Stock ........................       37,637       37,637      37,637       37,637        37,637        37,637
                                               ----------   ----------  ----------   ----------    ----------    ----------
TOTAL NET INVESTMENT ASSETS ................   $4,309,918   $4,040,153  $3,429,453   $2,872,663    $2,506,786    $2,031,735
                                               ==========   ==========  ==========   ==========    ==========    ==========

----------
* Assumes the exercise of outstanding warrants.
+ Annualized.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for the six months then ended and for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Corporation's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of June 30, 1999, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999

TRI-CONTINENTAL CORPORATION

PROXY RESULTS

   Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 20, 1999, in Palm Beach, Florida. The description of each proposal and the voting results are stated below. Each nominee for Director was elected, the selection of Deloitte & Touche LLP as auditors for 1999 was ratified, and the proposal to amend the Charter to increase the number of authorized shares of Common Stock was approved. None of the Stockholder proposals passed.

                                          For            Withheld
                                       ---------         ---------
Election of Directors:
  John E. Merow                       88,966,268         3,296,791
  Betsy S. Michel                     88,954,818         3,308,241
  James C. Pitney                     88,926,961         3,336,098
  James N. Whitson                    89,019,240         3,243,819


                                                                                             Broker
                                          For             Against          Abstain          Non-Vote
                                      ----------        ----------        ---------        ----------
Ratification of Deloitte &
  Touche LLP as auditors              90,501,055           897,898          864,106            n/a

Approval of Amendment to the
  Charter to increase the number
  of authorized shares of
  Common Stock                        85,208,340         5,752,918        1,301,801            n/a

Stockholder proposal relating to:
  1) Open-ending                       9,145,517        55,133,427        3,101,430        24,882,685

  2) Additional qualifications
     for potential Directors          10,712,690        53,426,811        3,240,873        24,882,685

  3) Removal of J. &W. Seligman
     & Co. Incorporated
     as Manager                        7,322,615        56,130,316        3,927,443        24,882,685

TRI-CONTINENTAL CORPORATION

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DEAN, Fletcher School of Law and
 Diplomacy at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN (3,4)
TRUSTEE, Committee for Economic
 Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2,4)
RETIRED CHAIRMAN AND SENIOR PARTNER,
 Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm

JAMES Q. RIORDAN (3,4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic
 Development
DIRECTOR, Public Broadcasting Service

RICHARD R.SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
 J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS,Colby College

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR AND CONSULTANT,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
 Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
 J. & W. Seligman & Co. Incorporated

--------------------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

TRI-CONTINENTAL CORPORATION

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES W. KADLEC
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) TRI-1092      Stockholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated
                    Telephone Access Service

                           TRI-CONTINENTAL CORPORATION
                                   MANAGED BY
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

   This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

                                                                   CETRI3   6/99